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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
|_|   Definitive proxy statement
|X|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                        Security Financial Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

                        Security Financial Bancorp, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
              N/A
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(2)   Aggregate number of securities to which transactions applies:
              N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              N/A
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(4)   Proposed maximum aggregate value of transaction:
              N/A
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(5)   Total Fee paid:
              N/A
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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
              N/A
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(2)   Form, schedule or registration statement no.:
              N/A
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(3)   Filing party:
              N/A
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(4)   Date filed:
              N/A
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                             YOUR VOTE IS IMPORTANT


                                                              October 29, 2001

Dear Fellow Shareholder:

      By now, you should have received a blue proxy card from the "Committee to Enhance Shareholder Value," relating to the adjourned Annual Meeting scheduled for November 13, 2001. The Committee is seeking to replace the three nominees chosen by your Board for election as directors with its own nominees. We refer to this group as the "Cainkar Group" because Cainkar is the principal person orchestrating the group's actions.

THE BOARD BELIEVES THE CAINKAR GROUP HAS NOT EARNED YOUR
SUPPORT

      o     CAINKAR AGGRESSIVELY SOLD SHARES OF COMPANY STOCK,
            YET SEEKS THREE BOARD SEATS.

            Last year, Cainkar submitted a notice of his intent to nominate himself for election to the Board of Directors. At that time, Cainkar claimed to own 39,000 shares. He later withdrew his intent to nominate himself in return for the Company agreeing to add John Palmer and Richard Lashley to the Board.

            This year, Cainkar is attempting to claim three Board seats, yet Cainkar's ownership in the Company has plummeted to a mere 4,500 shares, roughly 12% of what he claimed to own last year. THE BOARD OF DIRECTORS HAS NOT SOLD COMMON STOCK; WE ARE COMMITTED TO THE COMPANY AND HAVE CONTINUED TO INCREASE OUR OWNERSHIP IN THE COMPANY.

      o     CAINKAR'S NOMINEES HAVE MEAGER STOCK OWNERSHIP AND
            NO MANAGEMENT EXPERIENCE.

            Cainkar's nominees own virtually no Company stock. Specifically, Sheila Donoghue purchased 900 shares in June 2001, increasing her total ownership of Company stock to 1,000 shares; Jay Johnson owns only 2,500 shares, which were purchased in June 2001 as well. Further, neither nominee appears to have any management experience with financial institutions or their holding companies.






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CAINKAR CLAIMS THAT HIS GROUP, WHICH COLLECTIVELY OWNS LESS
THAN ONE-HALF OF ONE PERCENT OF THE COMPANY'S COMMON STOCK,
WOULD BRING "INDEPENDENT VOICES" TO THE BOARD

      The Board is not opposed to the idea of adding qualified people with "independent voices" to the Board. The Board added Messrs. Palmer and Lashley, who own over eight percent of the Company's Common Stock, to the Board last year. However, it is the Board's opinion that the Cainkar Group has no independent views regarding the operation of the Company. For example, instead of making new suggestions for change to the operation of the Company in the group's proxy material, Cainkar appears to have literally copied proxy materials prepared for use by Messrs. Palmer and Lashley last year- virtually word for word.

      THE BOARD HAS TAKEN MANY STEPS TO MAXIMIZE SHAREHOLDER VALUE SINCE ITS INITIAL PUBLIC OFFERING IN JANUARY 2000 AND HAS SOUGHT TO ADDRESS THE ISSUES RAISED BY MESSRS. PALMER AND LASHLEY LAST YEAR, WHICH CAINKAR IS NOW PARROTING. STATED SIMPLY, CAINKAR'S PURPORTED AGENDA IS "OLD NEWS."

      1. The Company's Board has never been opposed to repurchasing the Company's Common Stock. The Board sought regulatory approval to repurchase up to 25% of its Common Stock in July 2000 and has sought to repurchase its Common Stock since it became legally permissible to do so in January 2001. However, the Board has not been willing to authorize purchases of Company Common Stock at levels close to book value. When it makes financial sense to buy shares of Company stock, we will do it. This has always been our policy.

      2. Management has reduced expenses substantially and is continuing to evaluate means of further reducing expenses. The Company reduced non-interest expense by $6.3 million, or by 26% from June 30, 1999 to June 30, 2000; from June 30, 1999 to June 30, 2001 non-interest expense was decreased by 35%. NOTE THAT CAINKAR'S PROXY MATERIALS ARE SILENT ON HOW OR WHERE THE COMPANY COULD CUT EXPENSES. WE BELIEVE HE SIMPLY DOES NOT HAVE A PLAN.

      3. The Board is not opposed to a sale that would maximize shareholder value for all. The Board has received no offers, nor is the Board aware of any potential suitors; however, the Board would seriously consider any offers reasonably designed to maximize shareholder value.

THE BOARD CAN ASSURE YOU THAT WE ARE COMMITTED TO MAXIMIZING SHAREHOLDER VALUE FOR THE BENEFIT OF ALL SHAREHOLDERS AND WE WILL TAKE ALL STEPS NECESSARY TO FURTHER OUR GOAL.




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      YOUR BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN
MANAGEMENT'S "WHITE" PROXY CARD, IN ITS POSTAGE-PAID ENVELOPE, VOTING "FOR" ALL OF ITS NOMINEES.

      PLEASE DISCARD THE BLUE PROXY CARD AND RETURN MANAGEMENT'S
WHITE PROXY CARD.

      IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE. PLEASE CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT THEM TO VOTE YOUR SHARES FOR YOUR COMPANY'S NOMINEES ON THE "WHITE" PROXY CARD.

                                    Sincerely,

                                    /s/ John P. Hyland

                                    John P. Hyland
                                    President and Chief Executive Officer

================================================================================

                             YOUR VOTE IS IMPORTANT

(1) The Board of Directors urges you to DISCARD the blue proxy card recently sent to you by the Cainkar Group. A "WITHHOLD AUTHORITY" vote on the Cainkar Group's BLUE proxy card is NOT a vote for the Board's nominees. To vote FOR your Company's nominees you MUST execute a WHITE proxy card.

(2) If you voted on a blue proxy card BUT WISH TO SUPPORT YOUR COMPANY'S NOMINEES, please sign, date and mail the enclosed WHITE proxy card in the postage- paid envelope provided as soon as possible.

(3) Remember: Only your latest dated proxy will determine how your shares are to be voted at the meeting.

(4) If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct them to vote your shares for your Company's nominees on the WHITE proxy card.

(5) For assistance in voting your shares, or for further information, please contact John P. Hyland, President and Chief Executive Officer of Security Financial, at (219) 365-4344, or our proxy solicitor:


IF YOU HAVE ANY QUESTIONS, OR NEED FURTHER ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                NEW YORK, NY 10004 CALL TOLL FREE (800) 223-2064

================================================================================




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REVOCABLE PROXY

                        SECURITY FINANCIAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                   AS CURRENTLY ADJOURNED TO NOVEMBER 13, 2001
                              8:30 A.M., LOCAL TIME
                     --------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints the official proxy committee of Security Financial Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, as currently adjourned to November 13, 2001, at 8:30 a.m., local time, at the Company's main office located at 9321 Wicker Avenue, St. John, Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on the reverse side of this proxy.

      1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini

                                                            FOR ALL
           FOR                VOTE WITHHELD                 EXCEPT
           ---                -------------                 ------

           |_|                    |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


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      2.   The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2002.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                        |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

      3. The shareholder proposal as set forth in the proxy statement, if presented at the meeting.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                        |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.


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      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THIS REVOCABLE PROXY, "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS AND "AGAINST" THE SHAREHOLDER PROPOSAL IF PRESENTED AT THE MEETING. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                          Dated:________________________________



                                          ______________________________________
                                          SIGNATURE OF Shareholder



                                          ______________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                          -----------------------------

      PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS WHITE PROXY IN THE
                      ENCLOSED POSTAGE-PAID WHITE ENVELOPE.